DISCONTINUED OPERATIONS - Loss from Discontinued Operations Net of Tax (Detail) (USD $) In Thousands, unless otherwise specified	6 Months Ended	12 Months Ended
	Jun. 12, 2012	Dec. 25, 2012	Dec. 27, 2011	Dec. 28, 2010
Discontinued Operations And Disposal Groups [Abstract]
Revenues	$ 1,323	$ 1,505	$ 3,003	$ 2,720
Income (loss) before income tax	38	(821)	(1,179)	(68)
Income tax (expense) benefit	46	2	505	41
Income (loss) from discontinued operations, net of income tax	$ 84	$ (819)	$ (674)	$ (27)